SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 11, 1999
                                  ------------

                               UNITEL VIDEO, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-8654                   23-1713238
       --------------              -----------              -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)


555 West 57th Street, New York, New York                         10019
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

                                  212-265-3600
                  ---------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                           ---------------------------
                         (Former name or former address,
                         if changed since last report.)

FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 2 of 2
================================================================================

Item 5. Other Events

On May 11, 1999, the Company issued a press release reporting, among other things, that the Company had reached an agreement in principle to sell the Company's mobile television production assets to National Mobile Television ("NMT"), that the Company and NMT will proceed to negotiate a definitive purchase and sale agreement and, contingent on the successful conclusion of those negotiations and the satisfaction of all conditions, the parties expect the transaction to close in June 1999. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial statements of business acquired:

      Not applicable

(b)   Pro forma financial information:

      Not applicable

(c)   Exhibits:

      99.1: Unitel Video, Inc. Press Release dated May 11, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITEL VIDEO, INC.


Dated: May 12, 1999                       By: /s/ Barry Knepper
                                              ----------------------------------
                                              Barry Knepper
                                              Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

     99.1            Unitel Video, Inc. Press Release dated May 11, 1999